SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 27, 2002


                      Asset Backed Securities Corporation
                     Origen Manufactured Housing Contract
          Senior/Subordinate Pass-Through Certificates, Series 2002-A

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

                                          ASSET BACKED SECURITIES CORPORATION
                           ---------------------------------------------------------------
                                 (Exact name of registrant as specified in its charter)

                  Delaware                                333-44300                            13-3354848
       ------------------------------                   --------------              -----------------------------------
        (State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification No.)
               Incorporation)                             File Number)

                                                    11 Madison Avenue
                                                New York, New York 10010
                                     ------------------------------------------------
                                        (Address of Principal Executive Offices)
                                                       (Zip Code)

                            Registrant's telephone number, including area code (212) 325-2000


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Item 5.       Other Events.
----          ------------

Filing of Pooling and Servicing Agreement and Contract Purchase Agreement.
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         This Current Report on Form 8-K is being filed to file a copy of the
Pooling and Servicing Agreement dated as of March 1, 2002, among Origen Financial, L.L.C., as seller and servicer ("Origen"), Asset Backed Securities Corporation, as depositor ("ABSC"), Vanderbilt Mortgage and Finance, Inc., as backup servicer, and Bank One, National Association, as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance of the Origen Manufactured Housing Contract Senior/Subordinate Asset-Backed Certificates, Series 2002-A (attached as Exhibit 4.1).


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Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1   Pooling and Servicing Agreement.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET BACKED SECURITIES CORPORATION



                                          By: /s/ Fiachra O'Driscoll
                                              ----------------------
                                              Name:  Fiachra O'Driscoll
                                              Title: Vice President


Dated:  April 11, 2002


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                                 Exhibit Index
                                 -------------

Exhibit                                                             Page
-------                                                             ----

4.1         Pooling and Servicing Agreement...........................


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                 Exhibit 4.1: Pooling And Servicing Agreement.
                 --------------------------------------------



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